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                       BROWN, CUMMINS & BROWN CO., L.P.A.
                        ATTORNEYS AND COUNSELORS AT LAW
                                3500 Carew Tower
                                441 Vine Street
                             Cincinnati, Ohio 45202
                            Telephone (513) 381-2121
                           Telecopier (513) 381-2125

                                                          February 26, 1996

The Gateway Trust
400 Techne Center Drive, Suite 220
Milford, Ohio  45150

Ladies and Gentlemen:

         This letter is in response to your request for our opinion in connection with the filing of the Post-Effective Amendment No. 29 to the Registration Statement of The Gateway Trust.

         We have examined a copy of (a) the Trust's Agreement and Declaration of Trust and amendments thereto, (b) the Trust's By-Laws and amendments thereto, and (c) all such agreements, certificates of public officials, certificates of officers and representatives of the Trust and others, and such other documents, papers, statutes and authorities as we deem necessary to form the basis of the opinion hereinafter expressed. We have assumed the genuineness of the signatures on original documents submitted to us, the conformity to executed documents of all unexecuted copies submitted to us and the conformity to the original of all copies submitted to us as conformed or copied documents.

         Based upon the foregoing, we are of the opinion that the shares of the Trust, which are registered pursuant to the Amendment, if issued in accordance with the Prospectus and Statement of Additional Information of the Trust, will be legally issued, fully paid and non-assessable.

         We herewith give you our permission to file this opinion with the Securities and Exchange Commission as an exhibit to the Post-Effective Amendment No. 29.

                                          Very truly yours,

                                          /s/ Brown, Cummins & Brown Co., L.P.A.
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                                          BROWN, CUMMINS & BROWN CO., L.P.A

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